DIVESTITURES	12 Months Ended
Dec. 31, 2017
DIVESTITURES
DIVESTITURES

NOTE 3-DIVESTITURES

During the year ended December 31, 2012, the Company completed its divestiture of the IPTV equipment business.

IPTV operations

On August 31, 2012, the Company completed a sale of its IPTV business to an entity founded by our former CEO (the “Buyer”), for an aggregate purchase price of $30.0 million related to the net liabilities transferred. In connection with this transaction, we recorded a net loss of $17.5 million during 2012.

The Company is still the primary obligor for certain contracts that some customers were not willing to assign to the Buyer. Even though the Company signed back-to-back contracts to transfer all obligations and associated economic risks and benefits to the Buyer, from the customer point of view, the Company is still the sole and only obligor to their contracts. If the Buyer fails to fulfill its obligations with respect to these un-assigned contracts with the Company, the Company is still obligated to fulfill its obligations under the un-assigned contracts. Therefore, the Company did not derecognize the related liabilities of those un-assigned contracts. According to the back-to-back contracts with the Buyer, all of the obligations and associated economic risks and benefits of the un-assigned customer contracts were transferred to the Buyer. Therefore, the Company recorded the portion of the payment made to the Buyer at the time of the divestiture as service cost payment to fulfill the remaining liabilities related to those un-assigned contracts. The Company will settle those un-assigned contracts when the legal obligation is at minimal or no impact. There will be no gross profit impact to settle those contracts. As of December 31, 2017 and 2016, the Company had both liabilities and deferred costs of $5.9 million and $10.2 million, respectively, related to these remaining un-assigned contracts.